Ohio National Fund, Inc.

Supplement dated March 14, 2014

to the Prospectus dated May 1, 2013

The following supplements and amends the prospectus dated May 1, 2013, as previously supplemented:

Effective December 20, 2013, reorganizations occurred pursuant to which each of Target Equity/Income Portfolio, Income Opportunity Portfolio, U.S. Equity Portfolio and Millennium Portfolio (the “Target Portfolios”) assets were acquired, and its liabilities were assumed, by the portfolio (the “Survivor Portfolio”) listed opposite the Target Portfolio in the chart below in exchange for shares of the Survivor Portfolio. The Target Portfolio was then liquidated, and shares of the Survivor Portfolio were distributed to Target Portfolio shareholders.

TARGET PORTFOLIOS	Reorganized into	SURVIVOR PORTFOLIOS
Target Equity/Income Portfolio	è	Target VIP Portfolio

Income Opportunity Portfolio	è	Balanced Portfolio

U.S. Equity Portfolio	è	Balanced Portfolio

Millennium Portfolio	è	Small Cap Growth Portfolio

Balanced Portfolio

Under the section “Management,” information regarding Robert Straus is deleted and replaced with the following:

Donovan “Jerry” Paul, a Portfolio Manager at ICON, has been a portfolio manager of the Portfolio since March 2014.

Fund Management

Under the section “Management of Portfolios,” information regarding Robert Straus is deleted and replaced with the following:

Donovan “Jerry” Paul, CFA, is a portfolio manager of the Balanced Portfolio. Mr. Paul joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is a Vice President of ICON. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011) and Senior Vice President Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa.